UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 12, 2006

Morgan’s Foods, Inc.

(Exact Name of Registrant as Specified in its Charter)

Ohio (State or Other Jurisdiction of Incorporation)	1-08395 (Commission File Number)	34-0562210 (IRS Employer Identification Number)

24200 Chagrin Boulevard, Suite 126, Beachwood, OH (Address of Principal Executive Offices)	44122 (Zip Code)
(216) 360-7500

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Morgan’s Foods, Inc.
Current Report on Form 8-K
ITEM 4.01(a)   Changes in Registrant’s Certifying Accountants
On September 12, 2006, we engaged the independent registered public accounting firm of Grant Thornton LLP as our new independent auditor. We did not consult with such firm during our fiscal years ended February 27, 2005, or February 26, 2006, or during the period from February 27, 2006 through September 12, 2006, regarding (i) the application of accounting principles to a specific transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered by such firm on our consolidated financial statements; or (iii) any other matter that was a reportable event noted in connection with the performance of services by our former independent auditor, Deloitte & Touche LLP.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 12, 2006	MORGAN’S FOODS, INC.
	By: Name: Title:	/s/ KENNETH L. HIGNETT Kenneth L. Hignett Chief Financial Officer and Secretary

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